SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)                OCTOBER 27, 2000
                                                                ----------------




                        ALLIANCE CAPITAL MANAGEMENT L.P.
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             (Exact name of registrant as specified in its charter)


      DELAWARE                  000-29961                      13-4064930
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 (State or other jurisdiction of         (Commission      (I.R.S. Employer
 incorporation or organization)          File Number)     Identification Number)


1345 AVENUE OF THE AMERICAS, NEW YORK, NEW YORK                   10105
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(Address of principal executive offices)                        (Zip Code)


Registrant's telephone number, including area code               212-969-1000
                                                                 ------------

Item 1.  CHANGES IN CONTROL OF REGISTRANT.
         ---------------------------------

                  Not applicable.

Item 2.  ACQUISITION OR DISPOSITION OF ASSETS.
         -------------------------------------

                  Not applicable.

Item 3.  BANKRUPTCY OR RECEIVERSHIP.
         ---------------------------

                  Not applicable.

Item 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.
         ----------------------------------------------

                  Not applicable.

Item 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE.
         ------------------------------------------

                  Not applicable.

Item 6.  RESIGNATIONS OF REGISTRANT'S DIRECTORS.
         ---------------------------------------

                  Not applicable.

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS.
         ----------------------------------

                  (a)      Financial  Statements  of  Businesses
                           Acquired

                           None.

                  (b)      Pro Forma Financial Information

                           None.


                  (c)      Exhibit

                           99.3 Pursuant to Regulation FD, Alliance Capital Management L.P. is furnishing its Press Release dated October 27, 2000 and certain supplemental financial data.

Item 8.  CHANGE IN FISCAL YEAR.
         ----------------------

                  Not applicable.

Item 9.  REGULATION FD DISCLOSURE.
         -------------------------

                  Pursuant to Regulation FD, Alliance Capital Management L.P. (the "Partnership") is furnishing a press release it released on October 27, 2000 and certain supplemental financial data. The press release and supplemental financial data are attached hereto as Exhibit 99.3.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    ALLIANCE CAPITAL MANAGEMENT L.P.

Dated:   November 3, 2000           By: Alliance Capital Management
                                        Corporation, General Partner

                                    By: /s/ DAVID R. BREWER, JR.
                                        ----------------------------
                                        David R. Brewer, Jr.
                                        Senior Vice President and
                                        General Counsel